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                                                                   EXHIBIT 10.11

                      AMENDMENT NO. 2 TO RIGHTS AGREEMENT

     This Amendment No. 2 to Rights Agreement, dated as of August 31, 2000, is by and between OPINION RESEARCH CORPORATION, a Delaware corporation (the "Company"), and STOCKTRANS, INC. (the "Rights Agent").


                             W I T N E S S E T H :
                             ---------------------

     WHEREAS, on September 13, 1996 the Company and the Rights Agent entered into a Rights Agreement (the "Original Agreement");

     WHEREAS, on August 28, 1998, the Company and the Rights Agent entered into Amendment No. 1 to the Original Agreement (the Original Agreement, as amended by such amendment, is hereinafter referred to as the "Agreement", the terms of which are incorporated herein by reference and made a part hereof); and

     WHEREAS, the Company, with the unanimous approval of the Board of Directors of the Company, has duly authorized the execution and delivery of this Amendment No. 2 and this Amendment No. 2 is executed by the Company and the Rights Agent pursuant to Section 26 of the Agreement.

     NOW, THEREFORE, in consideration of the premises and mutual agreements herein set forth, and intending to be legally bound hereby, the parties hereto agree that the Agreement shall be and hereby is amended as follows:

     1.   Defined Terms.  Terms defined in the Agreement and used and not
          -------------
otherwise defined herein shall have the meanings given to them in the Agreement.

     2.   Amendment of Section 1.  Section 1 of the Agreement is amended to add
          ----------------------
the following at the end of the paragraph entitled "Acquiring Person":

     "Notwithstanding anything to the contrary contained in this Agreement, neither LLR Equity Partners, L.P., a Pennsylvania limited partnership ("LLR Equity") nor LLR Equity Partners Parallel, L.P., a Pennsylvania limited partnership ("LLR Parallel") shall at any time come within the definition of an Acquiring Person.

     3.   Amendment of Section 3(a).  Section 3(a) of the Agreement is hereby
          -------------------------
amended to add the following paragraph at the end thereof:

          "Notwithstanding anything to the contrary contained in this Agreement, the occurrence of (A) the approval, execution and consummation of the transactions contemplated by the Purchase Agreement by and among LLR Equity, LLR Parallel and the Company (the "Purchase Agreement"), or (B) the announcement of any of the foregoing events will not, individually or
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     collectively, cause (i) the Rights to become exercisable or (ii) the occurrence of a Distribution Date, a Triggering Event or a Stock Acquisition Date."

     5.   Rights Agreement as Amended.  The term "Agreement" as used in the
          ---------------------------
Agreement shall be deemed to refer to the Agreement as amended hereby and this Amendment No. 2 shall be effective as of August 31, 2000, as if executed on such date. It is expressly understood and agreed that except as provided above, all terms, conditions and provisions contained in the Agreement shall remain in full force and effect without any further change or modification whatsoever.

     6.   Miscellaneous.  This Amendment No. 2 shall for all purposes be
          -------------
governed by and construed in accordance with the laws of the State of Delaware.


                            [SIGNATURE PAGE FOLLOWS]

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     IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to Rights
Agreement to be duly executed as of the day and year first above written.

Attest:                                 OPINION RESEARCH CORPORATION


By:/s/ Douglas L. Cox                   By:/s/ Kevin P. Croke
   __________________________              ___________________________
   Name:  Douglas L. Cox                   Name:  Kevin P. Croke
   Title: Executive Vice President         Title: Executive Vice President
          and Secretary

Attest:                                 STOCKTRANS, INC.


By:/s/ Christopher Salica               By:/s/ Jonathan Miller
   ___________________________             ___________________________
   Name:  Christopher Salica               Name:  Jonathan Miller
   Title: Director of IT                   Title: President

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